                                                                    EXHIBIT 24.1

                                   FORM 10-K

                               POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint KELLY E. MILLER, DEANNA L. CANNON, and MARK EARLY, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission.


          Date                                  Signature


    January 3, 2000                       /s/ Richard J. Burgess
------------------------                  ---------------------------------
                                            (Sign and print name and title)

                                                                    EXHIBIT 24.1

                                   FORM 10-K

                               POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint KELLY E. MILLER, DEANNA L. CANNON, and MARK EARLY, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission.


          Date                                  Signature


    January 15, 2000                       /s/ William Casey McManemin
------------------------                  ---------------------------------
                                            (Sign and print name and title)

                                                                    EXHIBIT 24.1

                                   FORM 10-K

                               POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint KELLY E. MILLER, DEANNA L. CANNON, and MARK EARLY, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission.



          Date                                  Signature


      March 20, 2000                      /s/ C.E. Miller
------------------------                  ---------------------------------
                                            (Sign and print name and title)

                                                                    EXHIBIT 24.1

                                   FORM 10-K

                               POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint KELLY E. MILLER, DEANNA L. CANNON, and MARK EARLY, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission.


          Date                                  Signature


    December 22, 2000                     /s/ Frank M. Burke, Jr.
------------------------                  ---------------------------------
                                            (Sign and print name and title)

                                                                    EXHIBIT 24.1

                                   FORM 10-K

                               POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint KELLY E. MILLER, DEANNA L. CANNON, and MARK EARLY, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission.



          Date                                  Signature


    February 15, 2000                     /s/ Dan A. Hughes, Jr.
------------------------                  ---------------------------------
                                            (Sign and print name and title)

                                                                    EXHIBIT 24.1

                                   FORM 10-K

                               POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint KELLY E. MILLER, DEANNA L. CANNON, and MARK EARLY, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission.


          Date                                  Signature


    January 15, 2000                      /s/ Kenneth J. Foote
------------------------                  ---------------------------------
                                            (Sign and print name and title)